SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
                                              Commission Only
|X|  Definitive Proxy Statement               (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             IBERIABANK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.    Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------
    2.    Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

    4.    Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------
    5.    Total fee paid:


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|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

    ----------------------------------------------------------------------------
2.  Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
3.  Filing Party:

    ----------------------------------------------------------------------------
4.  Date Filed:

    ----------------------------------------------------------------------------

[ IBERIABANK CORPORATION Letterhead ]







                                                                   April 6, 2001


To Our Shareholders:

               You are cordially invited to attend the Annual Meeting of Shareholders of IBERIABANK Corporation. The Annual Meeting will be held at the Contemporary Arts Center, 900 Camp Street, New Orleans, Louisiana, on Monday, May 7, 2001 at 5:30 p.m., Central Time.

               The matters to be considered by shareholders at the Meeting are described in the accompanying materials. Also enclosed is an Annual Report to Shareholders for 2000. Directors and officers of the Company as well as representatives of the Company's independent auditors will be present to respond to any questions shareholders may have.

               It is very important that you be represented at the Meeting regardless of the number of shares you own or whether you are able to attend the Meeting in person. We urge you to sign, and return the enclosed proxy in the envelope provided, even if you plan to attend the Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

               We appreciate your continued support of, and interest in, IBERIABANK Corporation.


                                           Sincerely,



                                           /s/ Daryl G. Byrd
                                           -----------------------
                                           Daryl G. Byrd
                                           President and Chief Executive Officer

                             IBERIABANK CORPORATION
                          1101 East Admiral Doyle Drive
                           New Iberia, Louisiana 70560

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 2001
                                  ------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IBERIABANK Corporation will be held at the Contemporary Arts Center, 900 Camp Street, New Orleans, Louisiana, on Monday, May 7, 2001 at 5:30 p.m., Central Time, for the purpose of considering and acting on the following:

         (1) Election of three directors for a three-year term expiring in 2004

         (2) A proposal to adopt the IBERIABANK Corporation 2001 Incentive Plan

         (3) A shareholder proposal to amend the Bylaws

         (4) Such other business as may properly come before the Annual Meeting or any adjournment thereof

         Only shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the Meeting.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ Donald P. Lee
                                             ------------------
                                             Donald P. Lee
                                             Secretary

New Iberia, Louisiana
April 6, 2001

--------------------------------------------------------------------------------

Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------

                             IBERIABANK CORPORATION
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 7, 2001


               IBERIABANK Corporation (the "Company") is furnishing this proxy statement to its shareholders in connection with the solicitation of proxies on behalf of its Board of Directors for the 2001 Annual Meeting of Shareholders to be held on May 7, 2001 and at any adjournments or postponements thereof.

               Your proxy will be voted in the manner you specify if you properly and timely complete and return the proxy card. If you return the proxy but do not specify a manner of voting, the proxy will be voted FOR election of the nominees for directors hereinafter named, FOR adoption of the IBERIABANK Corporation 2001 Incentive Plan and AGAINST the shareholder proposal to amend the bylaws. You may revoke your proxy by notifying the Company's secretary in writing or by filing a properly executed proxy of later date with the secretary at or before the Meeting.

               The form of proxy enclosed allows the shareholder to instruct the proxy holder to abstain from voting on the proposals to approve the 2001 Incentive Compensation Plan and the shareholder proposal to amend the bylaws. In addition, shares registered in the name of brokers and similar persons who hold the shares for customers and clients and who do not receive instructions from them are generally not voted other than on the election of directors and other routine matters ("broker non-votes"). With respect to both proposals, abstentions will have the effect of a vote against them. With respect to the proposal to adopt the 2001 Incentive Plan, broker non-votes will not be counted in determining whether a majority of the voting power present has approved the proposal. With respect to the shareholder proposal, broker non-votes will have the effect of a vote against the proposal.

               This proxy statement was mailed to each shareholder on or about April 6, 2001. Costs incurred in the solicitation of proxies will be borne by the Company.

               Only shareholders of record as of the close of business on March 23, 2001 are entitled to notice of and to vote at the meeting. On that date, 6,258,737 shares of common stock were outstanding, each of which is entitled to one vote.

                              ELECTION OF DIRECTORS

Directors and Nominees

               The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with each class elected by the shareholders for staggered three-year terms. The bylaws of the Company currently provide for a Board of nine persons. At the Meeting, shareholders will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2004.

               Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the three nominees listed below. In the unanticipated event that any nominee should be unable or unwilling to stand for election at the time of the Meeting, proxies will be voted for any replacement nominee or nominees recommended by the Board of Directors.

               The following table presents information as of the record date concerning the nominees and other directors of the Company.

                                                                  Principal Occupation During                           Director
             Name                             Age                    the Past Five Years                                Since(1)
             ----                             ---                    -------------------                                --------

Nominees For Terms To Expire In 2004


Elaine D. Abell                              58                Attorney in private practice                              1993

William H. Fenstermaker                      52                Chairman of the Board of the Company;
                                                               President and Chief Executive Officer of                  1990
                                                               C.H. Fenstermaker and Associates, Inc.
                                                               (oil and gas surveying, mapping, municipal
                                                               engineering, environmental consulting
                                                               and computer information system services)

Larrey G. Mouton                             59                Community Relations Officer of the                        1985
                                                               Company since July, 2000; Chief Executive
                                                               Officer of the Company from February, 1995
                                                               to July, 2000; President of the Company and
                                                               President and Chief Executive Officer of
                                                               IBERIABANK, the Company's wholly-owned
                                                               subsidiary ("Bank"), from February, 1995 to
                                                               July, 1999

----------------
(1) Includes service as a director of the Bank



                                                                 Principal Occupation During                          Director
             Name                            Age                     the Past Five Years __                            Since(1)
             ----                            ---                ------------------------------------                  ---------

Directors Whose Terms Expire In 2002


Harry V. Barton, Jr.                         46                Certified Public Accountant in private                   1993
                                                               practice

Daryl G. Byrd                                46                Chief Executive Officer of the Company                   1999
                                                               since July, 2000; President of the Company
                                                               and President and Chief Executive Officer
                                                               of the Bank since July, 1999;  President and
                                                               Chief Executive     Officer of Bank One New
                                                               Orleans Region (1998-1999); Executive Vice
                                                               President of First Commerce Corporation
                                                               (1992-1998)

E. Stewart Shea, III                         49                Vice President of Bayou Management                      1990
                                                               Services, New Iberia, Louisiana (oil field
                                                               contractor services); President of Bayou Pipe
                                                               Coating Company and Vice President of
                                                               Bayou Coating, LLC, affiliates of Bayou
                                                               Management Services


Directors Whose Terms Expire In 2003


Ernest P. Breaux, Jr.                        56                President and Chief Executive                           1999
                                                               Officer of Ernest P. Breaux
                                                               Electrical, Inc. (electrical
                                                               engineering)

Cecil C. Broussard                           69                Real Estate Broker; Retired                             1967
                                                               automobile dealer.

Richard F. Hebert                            42                President, Hebert's Home &                              1999
                                                               Garden Showplace, Inc.

----------------
(1) Includes service as a director of the Bank

Shareholder Nominations

               Article 6F of the Company's Articles of Incorporation governs nominations of candidates for election as director at any annual meeting of shareholders and provides that such nominations, other than those made by the Board, may be made by any shareholder entitled to vote at such meeting if the nomination is made in accordance with the procedures set forth in Article 6F, which is summarized below.

               A shareholder's notice of nomination must be delivered to, or mailed and received at, the Company's principal executive offices not later than 60 days before the anniversary date of the immediately preceding annual meeting of shareholders and must set forth (a) as to each person who the shareholder proposes to nominate for election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are Beneficially Owned (as defined in Article 9A(e) of the Articles of Incorporation) by such person on the date of such shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 ("1934 Act") and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are Beneficially Owned by such shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

               The Board of Directors or a designated committee thereof may reject any nomination by a shareholder not made in accordance with the requirements of Article 6F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6F.

               The Company has been advised pursuant to the above-described procedures that Mr. Arthur Mixon intends to nominate himself for election as a director.

Board Committees

               The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee consists of Ms. Abel and Messrs. Barton, Broussard and Hebert. The Audit Committee supervises the Company's internal auditor and is responsible for reviewing the performance, and overseeing the engagement, of the Company's independent certified public accountants. The Audit Committee met eight times during fiscal 2000. The
Compensation Committee consists of Messrs. Barton, Fenstermaker and Shea. The Compensation Committee reviews the compensation of the Company's executive officers and administers the Company's stock incentive plans. The Compensation Committee met seven times during fiscal 2000. During 2000, the Board of Directors met 13 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

Compensation Of  Directors

All Company directors are also directors of the Bank. During 2000, members of the Board of Directors of the Bank received fees of $2,000 per month for their services as directors of the Bank, except for the Chairman, who received a fee of $2,300 per month, and Messrs. Mouton and Byrd, who were not compensated for such service. Members of the Board of Directors receive no additional compensation for their participation in any of the committees or for services as directors of the Company.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table includes, as of the record date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of its' Common Stock, (ii) the directors of the Company, (iii) executive officers of the Company identified in the Summary Compensation Table elsewhere herein ("Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

                                                        Common Stock
                                                  Beneficially Owned as of
                                                  Record Date (1)(2)(3)(4)
                                                  ------------------------
    Name of Beneficial Owner                       Amount         Percentage
    ------------------------                       ------         ----------
DePrince, Race & Zollo, Inc.                      687,900 (5)       10.59%
201 S. Orange Ave., Suite 850
Orlando, Florida 32801

IBERIABANK Corporation                            549,686 (6)        8.78%
Employee Stock Ownership Plan Trust
1101 E. Admiral Doyle Drive
New Iberia, Louisiana 70560

Dimensional Fund Advisors, Inc.                   448,300 (5)        6.96%
1299 Ocean Avenue
11th Floor
Santa Monica, California 90401

Dalton, Grenier, Hartman, Maher & Co.             348,060 (5)        5.32%
565 Fifth Ave., Suite 2101
New York, NY 10017

Directors:
----------
Elaine D. Abell                                    25,322              *
Harry V. Barton, Jr.                               25,784              *
Ernest P. Breaux, Jr.                               2,000              *
Cecil C. Broussard                                 41,654              *
Daryl G. Byrd                                      25,641              *
William H. Fenstermaker                            25,924              *
Richard F. Hebert                                   5,377              *
Larrey G. Mouton                                  140,405             2.2
E. Stewart Shea III                                43,447              *

Named Executive Officers who are not Directors:
----------------------------------------------
Michael J. Brown                                    7,625              *
John R. Davis                                      15,823              *
Donald P. Lee                                       9,506              *
All directors and executive officers              380,149             6.1%
  as a group (13 persons)

----------------
*   Represents less than 1% of the outstanding Common Stock.


                                                     (Footnotes on next page)

      (1) Unless otherwise indicated, shares are held with sole voting and investment power. In addition, an individual is deemed to be the beneficial owner of any shares of Common Stock of which he or she has the right to acquire voting power within 60 days of the record date.

      (2) Includes shares of Common Stock owned directly by directors and executive officers as well as shares held by their spouses, children and trusts of which they are trustees. Also includes shares allocated to the accounts of participants in the IBERIABANK Corporation Employee Stock Ownership Plan ("ESOP") and executive officers' accounts in the Bank's 401(k) retirement plan.

      (3) Includes beneficial ownership of the following shares that may be acquired within 60 days of the record date upon the exercise of stock options:
11,504 shares by each of Ms. Abell and Messrs. Barton, Broussard, Fenstermaker and Shea; 13,786 shares by Mr. Byrd; 105,436 shares by Mr. Mouton; 5,714 shares by Mr. Brown; 10,714 shares by Mr. Davis; 3,858 shares by Mr. Lee; and 197,885 shares by all directors and executive officers as a group.

      (4) Includes shares held in the Company's Recognition and Retention Plan ("RRP") that may be voted by the following persons: 4,600 shares by each of Ms. Abell and Messrs. Barton, Broussard, Fenstermaker and Shea; 16,872 shares by Mr. Mouton; 4,000 shares by Mr. Byrd; 1,429 shares by each of Messrs. Brown and Davis; 3,858 shares by Mr. Lee; and 50,588 shares by all directors and executive officers as a group.

      (5) As reported in a Schedule 13G filed by such person.

      (6) The IBERIABANK Corporation Employee Stock Ownership Plan Trust was established pursuant to the ESOP. Messrs. Barton, Fenstermaker and Shea act as trustees of the ESOP ("Trustees"). As of the record date, 343,029 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions and unallocated shares are voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by each individual Trustee and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP Trust.

                              --------------------


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the 1934 Act requires each of the Company's directors and executive officers, and each beneficial owner of more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") an initial report of the person's beneficial ownership of the Company's equity securities and subsequent reports regarding changes in such ownership. To the best of the Company's knowledge each person who was so subject to Section 16(a) with respect to the Company at any time during 2000 filed, on a timely basis, all reports required for the year pursuant to Section 16(a).

                             EXECUTIVE COMPENSATION

Summary Compensation Table

               The following table summarizes the compensation earned for services rendered in all capacities for the years indicated, by the individuals who served as the Company's Chief Executive Officer and by the other executive officers of the Company whose total annual compensation during 2000 exceeded $100,000.

                                                                               Long-Term Compensation
                                                                          --------------------------------------
                                          Annual Compensation                        Awards              Payouts
                                      -------------------------------     --------------------------     -------
                                                                          Restricted      Securities
Name and                                                 Other Annual        Stock        Underlying       LTIP        All Other
Principal Position     Year        Salary       Bonus    Compensation     Award(s)(1)    Options/SARs(#)  Payout    Compensation(2)
-------------------    ----        ------       -----    ------------     -----------    --------------   ------    ---------------
Daryl G. Byrd          2000    $ 241,575            --       $ --         $     --          12,500         $ --        $  11,163
President and          1999      110,769 (3)  $100,000         --          616,000 (4)      84,000           --               --
   Chief Executive     1998           --            --         --               --              --           --               --
   Officer (3)

Larrey G. Mouton       2000    $ 228,297       $    --       $ --         $     --              --         $ --        $  29,639
Former Chief           1999      228,800        74,000         --               --              --           --           19,371
   Executive           1998      200,003                       --               --              --           --           37,149
   Officer (5)                                  60,000

Michael J. Brown       2000    $ 141,008       $    --       $ --         $     --           5,000         $ --        $  11,163
Sr. Executive          1999        3,769 (6)    37,720     40,000 (6)      133,750 (7)      35,000           --               --
   Vice President      1998           --            --         --               --              --           --               --

John R. Davis          2000    $ 120,864       $    --        $--         $     --          10,000         $ --        $  11,163
Sr. Executive          1999          923 (8)    16,000         --          138,750 (9)      35,000           --               --
   Vice President      1998           --            --         --               --              --           --               --

Donald P. Lee          2000    $ 110,708      $ 15,000       $ --          $    --           3,000         $ --        $  13,710
Executive Vice         1999      109,917        34,211         --           64,125 (10)         --           --            8,169
   President and       1998       89,792        13,469         --               --              --           --           13,802
   Legal Counsel

----------------

(1) Reflects the value of shares of restricted stock granted pursuant to the RRP as of the date of each grant. Such restricted stock vests over seven years from the date of grant. Cash dividends declared in respect to restricted stock is paid to the individual on whose behalf such restricted stock is then held by the RRP Trust.

(2) Represents the fair market value of the shares of Common Stock allocated to the named individual's account pursuant to the ESOP as of the date of the allocation.

(3) Mr. Byrd was hired as the Company's President in July 1999 and became Chief Executive Officer in July 2000.

(4) Represents 28,000 shares of restricted Common Stock granted in 1999 pursuant to the RRP, which had the indicated value on the date of grant and a fair market value of $609,000 on December 31, 2000.

(5) Mr. Mouton was Chief Executive Officer until July 2000. He is currently Community Relations Officer.

(6) Mr. Brown was hired as Executive Vice President, Chief Credit Officer and New Orleans Market President in December 1999 and received a signing bonus at that time.

(7) Represents 10,000 shares of restricted Common Stock granted in 1999 pursuant to the RRP, which had the indicated value on the date of grant and a fair market value of $217,500 on December 31, 2000.

(8) Mr. Davis was hired as Executive Vice President and Chief Strategic Officer in December 1999.

(9) Represents 10,000 shares of restricted Common Stock granted in 1999 pursuant to the RRP, which had the indicated value on the date of grant and a fair market value of $217,500 on December 31, 2000.

(10) Represents 3,000 shares of restricted Common Stock granted in 1999 pursuant to the RRP, which had the indicated values on the dates of grant. Mr. Lee had aggregate restricted stock holdings of 11,000 shares with a fair market value of $239,250 at December 31, 2000.


                              ---------------------

      Stock Options

               In 2000, executive officers of the Company (6 persons) were granted options to purchase a total of 28,000 shares of Common Stock at a weighted average exercise price of $13.75 per share. In each case the exercise price was based on the fair market value of the Common Stock on the date of grant. Stock options to purchase a total of 50,632 shares of Common Stock held by former officers and other employees of the Company were cancelled in 2000.

               The following table sets forth certain information concerning the grant of stock options to Named Executive Officers during 2000.


                                          Individual Grants
                 ---------------------------------------------------------------------

                                                                                            Potential Realizable
                                                                                              Value at Assumed
                                         Percent of                                         Annual Rates of Stock
                                        Total Options                                       Price Appreciation
                   Number of Shares      Granted  to   Exercise or Base                       For Option Term(2)
                      Underlying        Employees in        Price           Expiration     ------------------------
                   Options Granted       Fiscal Year   ($ per Share)(1)        Date          5%($)        10%($)
                   ---------------       -----------   ----------------     ----------       -----        ------
Daryl G Byrd           12,500               12.2%         $ 13.75            04/17/10      $ 108,091     $ 273,924
Michael J Brown         5,000                4.9            13.75            04/17/10         43,237       109,570
John R Davis            5,000                4.9            13.75            04/17/10         43,237       109,570
Donald P Lee            3,000                2.9            13.75            04/17/10         25,942        65,742

-----------------
(1) The exercise price was based on the fair market value of the Common Stock on the date of grant.

(2) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the Common Stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

                               ------------------


         The following table sets forth information concerning the value of stock options held at December 31, 2000 by the Named Executive Officers. Such officers did not exercise any options during 2000.


                                 Number of                         Value of Unexercised
                                Unexercised                           In-The-Money
                            Options at Year End                  Options at Year End (1)
                      ---------------------------------       -------------------------------
      Name            Exercisable         Unexercisable       Exercisable       Unexercisable
      ----            -----------         -------------       -----------       -------------
Daryl G. Byrd           12,000               84,500          $      --           $ 100,000
John R. Davis           10,000               35,000             58,125             276,250
Michael J. Brown         5,000               35,000             41,875             291,250
Donald P. Lee            3,429                7,571                 --              24,000


---------------

(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at December 31, 2001 ($21.75 per share) and the exercise price of the options. An option is in the money if the fair market value of the underlying security exceeds the exercise price of the option.

                               ------------------

Agreements with Management

               In July 1999, the Company entered into a three-year employment agreement with Mr. Byrd automatically renewed for an additional year on each anniversary of the agreement unless not earlier than 90 days before the anniversary the Company gives notice that it will not be renewed. The agreement provides for a base salary of $240,000 per year, options to acquire 84,000 shares of Common Stock and 28,000 restricted shares of Common Stock. If his employment is terminated for other than Cause, as defined, disability, retirement or death, or if Mr. Byrd terminates his employment for Good Reason, as defined, he will be entitled to severance payments equal to the greater of one year's compensation (two years if the termination follows a Change in Control, as defined) or his compensation for the remaining term of the agreement. In addition, he will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. If any payments to be made under the agreement are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under Section 4999 of the Internal Revenue Code, the Company will pay Mr. Byrd the amount of the excise tax plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment.

               The Company  entered into an employment  contract with Mr. Larrey
G. Mouton in September 2000 and expiring in May 2003, pursuant to which Mr. Mouton is employed as Community Relations Officer of the Company, for which he will be paid a total of $190,900, of which $178,800 will be paid by July 31, 2001 and the remaining $12,100 will be paid during the remaining term of the agreement.

               In October 2000, the Company entered into separate Change in Control Severance Agreements with each of Messrs. John R. Davis, Michael J. Brown, Donald P. Lee and one other officer providing for severance pay and benefits to him if he voluntarily resigns within 30 days after a Change in Control of the Company, as defined, or if within three years of a Change in Control he resigns for Good Reason, as defined, or is terminated by the Company or its successor without Just Cause, as defined. The severance payment is 100% in the case of Mr. Davis and Mr. Brown and 70% in the case of Mr. Lee, of his "Code Section 280G Maximum," defined generally as 2.99 times his average compensation over the preceding five years. In addition; each will be entitled to continued medical and life benefits at Company expense for 39 months following termination of employment. The Company will also make him whole for any excise tax imposed by the Internal Revenue Code with respect to any payments under the agreement.

               The Company has entered into indemnification agreements with Daryl G. Byrd and Michael J. Brown providing for indemnification and advancement of expenses to the fullest extent permitted by law with respect to pending or threatened claims against them in their capacities as officers of the Company. Following a Change in Control, as defined, all determinations regarding a right to indemnity and advancement of expenses are to be made by an independent legal counsel. In the event of a potential Change in Control, the Company must create a trust for the benefit of the indemnitees, which upon a Change in Control may not be revoked or the principal thereof invaded without the indemnitees' written consent. While not requiring the maintenance of directors' and officers' liability insurance, the indemnification agreements require that the indemnitees be provided with maximum coverage if there is such insurance.

                              CERTAIN TRANSACTIONS

               Directors and executive officers of the Company were customers of the Bank in the ordinary course of business during 2000. In addition, members of families of directors and executive officers, as well as companies with which they or their families are associated, were customers of the Bank in the ordinary course of business during 2000. All loans and commitments included in those transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

               During the course of the year, the Company paid $63,306 to Absolute Realty, Inc., a company owned by J. Barton Broussard, the son of Cecil
C. Broussard, a director of the Company. Property management services rendered included the marketing, listing and appraisal of Bank-owned properties. Of this amount, $39,589 was paid by Absolute Realty, Inc. to Cecil C. Broussard for his services in the management, leasing and sale of such properties. In management's opinion, payments to Absolute Realty were comparable to those that would have been made to nonaffiliated persons for similar services.

                          PROPOSAL TO APPROVE THE 2001
                           INCENTIVE COMPENSATION PLAN


General

               The board of directors believes that the growth of the Company depends significantly upon the efforts of its officers and key employees, and that these individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, the board of directors adopted the 2001 Incentive Compensation Plan and has directed that it be submitted for approval by shareholders at the Meeting. The primary features of the 2001 Incentive Compensation Plan are summarized below. A copy of the 2001 Incentive Compensation Plan is attached as Exhibit A and should be referred to for a complete statement of its terms.

               Officers and other key employees of the Company will be eligible to receive awards under the plan when designated by the compensation committee (or subcommittee) of the board of directors. Approximately 140 officers and key employees of our Company and subsidiaries are expected to participate in the plan. Incentives under the plan may be granted in any one or a combination of the following forms:

         o  incentive and non-qualified stock options;

         o  restricted stock; and

         o  other stock-based awards.

We have also given the compensation committee the authority to compensate individual consultants and advisors with stock or stock options. In addition, the Plan authorizes the Committee to make a one time grant of stock options to new directors exercisable at the fair market value of the stock on the date of grant.

Purposes of the Proposal

               We are committed to creating and maintaining a compensation system based to a significant extent on grants of equity-based incentive awards. We believe that providing key persons with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing shareholder value. As only 188,477 shares remain available for grant under our other incentive compensation plans, we believe that it is important that a new plan be established to allow us to accomplish our goals.

TERMS OF THE 2001 INCENTIVE COMPENSATION PLAN

Shares Issuable Through The Plan

               The total number of shares of our common stock with respect to which incentives may be granted under the 2001 Plan is limited to 500,000 shares, representing approximately 7.99 percent of our outstanding common stock and approximately 6.55 percent of the total of our outstanding common stock plus plan shares (which includes all shares issuable under outstanding option grants and all shares available for grant).

               The Company has the following stock incentive plans: (i) 1996 Stock Option Plan ("1996 Plan"), (ii) Recognition and Retention Plan ("RRP"),
(iii) 1999 Stock Option Plan ("1999 Plan"), and (iv) Supplemental Stock Option Plan ("Supp. Plan"). The following table shows the number of shares of common stock authorized under each of such plans and the proposed 2001 Plan and the number of shares that are available for grant or award as of March 31, 2001, if the 2001 Plan were adopted.

                Plan          Shares Authorized      Shares Available
                ----          -----------------      ----------------

             1996 Plan             738,067                34,100
             1999 Plan             300,000                72,150
             RRP                   310,726                70,828
             Supp. Plan             24,999                11,399
             2001 Plan             500,000               500,000
                                 ---------               -------
                 Total           1,873,792               688,477

               We currently have outstanding options or restricted stock with respect to 1,301,895 shares, or 16.58 percent of our outstanding common stock and 13.60 percent of our outstanding common stock plus plan shares.

Limitations And Adjustments To Shares Issuable Through The Plan

               Incentives relating to no more than 500,000 shares may be granted under the plan. If permitted by the compensation committee, any incentive may be settled in cash rather than Common Stock.

               For purposes of determining the maximum number of shares of Common Stock available for delivery under the plan, shares of Common Stock that are not delivered because the incentive is forfeited or cancelled and shares of Common Stock that are not delivered to a participant because the incentive is settled in cash or used to satisfy the applicable tax withholding obligation will not be deemed to have been delivered under the plan. Also, if the exercise price of any stock option granted under the plan is satisfied by tendering shares of Common Stock to the Company, only the number of shares issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the plan. If the delivery of any shares earned under an incentive is deferred for any reason, any additional shares attributable to dividends during the deferral period will be disregarded for purposes of counting the maximum number of shares of Common Stock that may be issued.

               Proportionate adjustments will be made to all of the share limitations provided in the plan, including shares subject to outstanding incentives, in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, and the terms of any incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of such an event.

               On March 23, 2001, the closing sale price of a share of Common Stock, as reported on the NASDAQ National Market, was $23.00.

Administration of The Plan

               The compensation committee of our Board of Directors administers the plan and has authority to:

         o  award incentives under the plan;

         o  interpret the plan;

         o establish any rules or regulations relating to the plan that it determines to be appropriate;

         o  delegate its authority as appropriate; and

         o  make  any  other   determinations  that  it  believes  necessary  or
            advisable for the proper administration of the plan.

The compensation committee may delegate its authority under the plan for grants to non-executive officers.

Amendments to The Plan

               The Board of Directors may amend or discontinue the plan at any time. However, shareholder approval of an amendment will be necessary if the amendment would:

         o materially increase the benefits accruing to participants under the plan;

         o materially increase the number of shares of Common Stock that may be issued under the plan; or

         o  amend the plan to permit repricing of options.

No amendment or discontinuance of the plan may change or impair any previously granted incentive without the consent of the recipient.

Types Of Incentives

               The compensation committee may grant non-qualified or incentive stock options, restricted stock, and other stock-based awards, each of which is described further below.

               Stock Options. The compensation committee may grant non-qualified options or incentive options to purchase shares of Common Stock. The compensation committee will determine the number of shares covered by and the exercise price of each option. The option exercise price may not be less than the fair market value of the Common Stock on the date of grant, except in the case of an option granted in substitution for an award of another company in an acquisition transaction. The term of the options, and the time or times that the options become exercisable, will also be determined by the compensation committee; however, the term of an incentive stock option may not exceed 10 years. The compensation committee may also approve the purchase by the Company of an unexercised stock option from the optionee by mutual agreement for the difference between the exercise price and the fair market value of the shares covered by the option.

               The  option  exercise  price may be paid in cash,  by  check,  in shares of the Common Stock that (unless otherwise permitted by the compensation committee) have been held for at least six months or, if permitted by the compensation committee, through a broker-assisted "cashless" exercise arrangement.

               Except for adjustments permitted in the plan to protect against dilution, the exercise price of an outstanding option may not be decreased after grant, nor may an option be surrendered to the Company as consideration for the grant of a new option with a lower price.

               Incentive stock options will be subject to certain additional requirements necessary in order to qualify for favorable tax treatment under
Section 422 of the Internal Revenue Code.

               Restricted Stock. Shares of Common Stock may be granted by the compensation committee to an eligible person and made subject to restrictions regarding their sale, pledge or other transfer by the employee for a specified period. All shares of restricted stock will be subject to such restrictions as the compensation committee may designate in an agreement with the participant. The agreement may specify that the shares are required to be forfeited or resold to the Company in the event of termination of employment or in the event specified performance goals or targets are not met. Unless otherwise provided in the restricted stock agreement, the compensation committee may at any time declare the restricted period terminated and permit the sale or transfer of restricted stock. Subject to the restrictions provided in the restricted stock agreement and the plan, a participant receiving restricted stock will have all of the rights of a shareholder.

               Restricted stock intended to qualify as performance-based compensation must meet additional requirements imposed by Section 162(m) of the Internal Revenue Code. The grant of performance-based restricted stock will be based upon the achievement of pre-established performance goals. These performance goals may include, but are not limited to, any one or a combination of the following performance measures for the Company, a division of the Company or a subsidiary of the Company or other appropriate performance measures:


  o  earnings per share                 o  return on equity

  o  return on assets                   o  return on investment

  o  an economic value added measure    o  cash provided by operating activities

  o  shareholder return                 o  increase in cash flow


For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the compensation committee, relative to internal goals or relative to levels attained in prior years.

               Other Stock-Based Awards. The compensation committee is authorized to grant other stock-based awards, the value of which would be based in whole or in part on the value of shares of Common Stock. Other stock-based awards may be awards of shares of our Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. The compensation committee determines the terms and conditions of any such stock-based awards and may provide that these awards are payable in whole or in part in cash. Other stock-based awards intended to qualify as performance-based compensation must be paid based upon the achievement of pre-established performance goals of the types described under "Restricted Stock" above.

Termination of Employment

               If a participant ceases his or her relationship with the Company for any reason, including death, any incentive may be exercised, shall vest or shall expire at such time or times as may be determined by the compensation committee in the incentive agreement with the participant.

Change of Control

               In the event of a change of control of the Company (as defined in the plan), all outstanding incentives granted under the plan automatically will become fully exercisable, all restrictions or limitations on any incentives will lapse and all performance criteria and other conditions relating to the payment of incentives will be deemed to be achieved or waived.

               Within 30 days after a change of control or the approval by our Board of Directors of a transaction resulting in a change of control, the members of the compensation committee who were members immediately before the change of control (even if any of these individuals have been removed as members of the compensation committee or as directors) may act to:

         o require that all outstanding options be exercised on or before a specified date;

         o make adjustments to outstanding incentives to reflect the change of control;

         o provide for mandatory conversion of some or all of the outstanding options held by participants as of a date specified by the compensation committee, upon which each participant will receive a "change of control" payment. A "change of control" payment is one of the following, whichever is applicable:

         o  a cash  amount per share  equal to the price per share to be paid to
            our   shareholders   in   any   merger,   consolidation   or   other
            reorganization, less the exercise price of the option;

         o the price per share offered to our shareholders in any tender offer or exchange offer, less the exercise price of the option;

         o in all other events, the fair market value per share of Common Stock for which the options being converted are exercisable, as determined by the compensation committee to be the date of conversion of the options, less the exercise price of the option; or

         o the issuance of replacement options to acquire the shares of stock or other property that the shareholders of the Company received in the transaction.

Transferability Of Incentives

         The incentives awarded under the plan may not be transferred except;

         o  by will;

         o  by the laws of descent and distribution;

         o in the case of stock options only, pursuant to a domestic relations order, if permitted by the compensation committee and if so provided in the stock option agreement; or

         o in the case of stock options only, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are immediate family members, if permitted by the compensation committee and if so provided in the stock option agreement.

Payment Of Withholding Taxes

               We may withhold from any payments or stock issuances under the plan, or collect as a condition of payment, any taxes required by law to be withheld.

               Any participant may, but is not required to, satisfy his or her withholding tax obligation by electing to have us withhold, from the shares the participant would otherwise receive, shares of Common Stock having a value equal to the amount required to be withheld. The election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the compensation committee's right of disapproval.

Federal Income Tax Consequences of Stock Options

               Under existing federal income tax provisions, a participant who receives stock options under the plan will not recognize any income, nor will the Company be entitled to any tax deduction, in the year the option is granted.

               When a non-qualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of (1) the aggregate fair market value of the shares on the exercise date over (2) the exercise price paid for the shares, and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a deduction in an amount equal to the amount includable in the income of the participant in the taxable year in which the employee is required to recognize the income.

               An employee generally will not recognize any income upon the exercise of an incentive stock option. However, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of adjustment that may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed to the extent it exceeds the individual's regular federal income tax, and it is intended to ensure that individual taxpayers who have economic income do not avoid income tax by taking advantage of exclusions, deductions and credits.

               An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired upon exercise of an incentive stock option, provided the disposition does not occur within either two years from the date of grant or one year from the date of exercise (the "required holding periods"). An employee disposing of these shares before the expiration of the required holding period will recognize ordinary income, generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the stock before the expiration of the required holding periods.

               If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carries over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of holding period and have a zero basis.

               When the exercisability of an option granted under the plan is accelerated upon a change of control, any excess on the date of the change in control of the fair market value of the shares subject to the option over the exercise price of such shares may be characterized as "parachute payments" (within the meaning of Section 280G of the Internal Revenue Code) if the sum of these amounts and any other contingent payments received by the employee exceeds an amount equal to three times the "base amount" for the employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding the change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the present value of the parachute payments to the person, in the aggregate, over and above that person's base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, the employee will be subject to a 20 percent excise tax on the excess parachute payments, and the Company will be denied any deduction with respect to the excess parachute payments.

Vote Required

               The affirmative vote of the holders of a majority of the voting power present or represented at the Meeting is required for approval of the 2001 Incentive Compensation Plan.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 2001 INCENTIVE COMPENSATION PLAN.

                      REPORT OF THE COMPENSATION COMMITTEE

               The goals of the Compensation Committee are to assist the Company and the Bank in attracting and retaining qualified management, motivate executives to achieve performance goals, reward management for outstanding performance and ensure that the financial interests of management and shareholders are aligned.

               Overview. Under the compensation policies of the Company and the Bank, which are endorsed by the Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing performance for purposes of compensation decisions, the Committee considers financial and non-financial accomplishments, including but not limited to, net income of the Bank, profitability ratios, reports of regulatory examinations, overall growth of the Bank and market value of the Common Stock. The Committee reviews and considers the Watson-Wyatt Salary Survey data and compensation data for Executive Officers of other publicly traded financial institutions for a comparison of compensation paid by the Bank's peer group. In assessing performance, the Committee does not make use of a mechanical weighting formula or use specific targets, but instead weighs the described factors as they deem appropriate in the total circumstances.

               Base Salary. In 2000 salary levels of senior officers (including the named executive officers) were established consistent with the compensation policy. During 2000, Mr. Mouton's base salary was $228,273, During 2000, Mr. Byrd's base salary was $241,550, Mr. Brown's base salary was $141,002, Mr.
Davis' base salary was $120,864, and Mr. Lee's base salary was $110,708. In determining the base salary for these individuals, the Compensation Committee considered the above-referenced factors.

               In determining awards granted to executive officers under the Company's stock option plans and RRP, other than Mr. Mouton who did not receive any such awards in 2000, the Committee considered the contributions made by such officers to the Company and the Bank and such officers' responsibilities. The awards granted under the stock option plans and RRP were also designed to provide an incentive to executive officers to contribute to the Company's continued success as a commercial bank holding company in the future. The Annual Bonus Plan provides for bonuses to be paid to executive officers based upon certain performance criteria, which consists primarily of individual and company performance. Bonuses payable thereunder for 1999 were paid in 2000 and aggregated $262,331, including a bonus of $74,400 to Mr. Mouton.

               Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval.


                                                            Harry V. Barton, Jr.
                                                         William H. Fenstermaker
                                                             E. Stewart Shea III



Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

               None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 2000. None of these individuals is a former officer of the Company or any of its subsidiaries.

                          REPORT OF THE AUDIT COMMITTEE

               The Audit Committee of the Board of Directors of IBERIABANK Corporation is composed of four non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of NASDAQ as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company on August 17, 2000. A copy of the Charter is attached as Exhibit B. This is a report on the Committee's activities relating to fiscal year 2000.

               The Audit Committee reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Committee also received the written disclosures and the letter from the independent auditors required by
Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditor's independence.

               Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual report on Form 10-K for the last fiscal year for filing with the SEC.

               In accordance with the rules of the SEC, the foregoing information is not deemed to be "soliciting material," or to be "filed" with the SEC or subject to its Regulation 14A, other than as provided in that Item, or to be subject to the liabilities of section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934.


                                               Elaine D. Abell
                                               Harry V. Barton, Jr.
                                               Cecil C. Broussard
                                               Richard F. Hebert

                                PERFORMANCE GRAPH

               The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, compares the cumulative total return on the Common Stock over a measurement period beginning December 31, 1995 with (i) the cumulative total return on the stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Total Return Index (for United States companies) and (ii) the cumulative total return on the stocks included in the SNL Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends which were paid during the applicable time period.



[GRAPHIC - GRAPH, PLOTTED POINTS LISTED BELOW]



--------------------------------------------------------------------------------------
Index                   12/31/95   12/31/96   12/31/97  12/31/98  12/31/99  12/31/00
--------------------------------------------------------------------------------------
Iberiabank Corp.         100.00     122.52     206.80    156.72    100.99    166.38
--------------------------------------------------------------------------------------
NASDAQ - Total US        100.00     123.04     150.69    212.51    394.94    237.68
--------------------------------------------------------------------------------------
SNL $1B-$5B Bank Index   100.00     129.63     216.19    215.69    198.23    224.95
--------------------------------------------------------------------------------------


                              INDEPENDENT AUDITORS

               The Board of Directors of the Company has appointed the firm of Castaing, Hussey & Lolan, LLC, independent certified public accountants, to serve as the Company's principal auditor and to perform the audit of the financial statements for the fiscal year ending December 31, 2001. The firm also served as the Company's principal auditor during 2000 and received fees of $104,400 for the audit as well as $72,824 for other non-audit related services, including, but not limited to, tax preparation and loan review. The Audit Committee has considered whether the provision of non-audit service is compatible with maintaining the independence of Castaing, Hussey & Lolan, LLC. The firm will have one or more representatives at the Meeting who will have an opportunity to make a statement, if they so desire and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

               Mr. Arthur Mixon, who has represented that he is the beneficial owner of 177 shares of the Company's Common Stock, has informed the Company that he intends to present at the Meeting a proposal to amend the Company's bylaws to provide,

               "The number of directors may be not less than 13 nor more than 15."

               In support of this proposal, Mr. Mixon stated, "The proposal is intended to broaden board representation and bring more diverse opinions to the board."

               In order to be adopted, the proposal must receive the affirmative vote of a majority of the outstanding Common Stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL.

               Any proposal which a shareholder wishes to have included in the proxy materials relating to the next annual meeting of shareholders must be in compliance with Rule 14a-8 under the 1934 Act and received at the principal executive offices of the Company, 1101 E. Admiral Doyle Drive, New Iberia, Louisiana 70560, Attention: Donald P. Lee, Secretary, no later than December 6, 2001.

               Shareholder proposals which are not submitted for inclusion in the Company's proxy materials may be brought before an annual meeting pursuant to Article 9D of the Company's Articles of Incorporation, which provide that the shareholder must give timely notice thereof in writing to the Secretary of the Company, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the annual meeting of shareholders to be held in 2002, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than April 6, 2002. With respect to the 2002 annual meeting, if the Company is not provided notice of a shareholder proposal nor included in the Company's proxy statement and form of proxy by April 6, 2002, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

               Management is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named therein will vote such proxies in accordance with their judgment.

                                             By Order of the Board of Directors


                                             /s/ Donald P. Lee
                                             ----------------------
                                             Donald P. Lee
                                             Secretary

New Iberia, Louisiana
April 6, 2001

                                                                       EXHIBIT A


                             IBERIABANK CORPORATION
                        2001 INCENTIVE COMPENSATION PLAN


             1. PURPOSE. The purpose of the 2001 Incentive Compensation Plan (the "Plan") of IBERIABANK Corporation ("IBKC") is to increase shareholder value and to advance the interests of IBKC and its subsidiaries (collectively, the "Company") by furnishing a variety of equity incentives (the "Incentives") designed to strengthen the mutuality of interests between employees, directors and officers and IBKC's shareholders. Incentives may consist of opportunities to purchase or receive shares of IBKC's common stock (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which IBKC owns (directly or indirectly) within the meaning of
Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50 percent or more of the total combined voting power of all classes of stock.

             2.          ADMINISTRATION.

                         2.1 COMPOSITION.  The Plan shall be administered by the
compensation committee of the Board of Directors of IBKC (the "Board"), or by a subcommittee of the compensation committee. The committee or subcommittee that administers the Plan shall hereinafter be referred to as the ("Committee"). The Committee shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), and (b) qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder.

                         2.2  AUTHORITY.   The  Committee   shall  have  plenary
authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with or provide notices to participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Board may delegate its authority hereunder to the extent provided in Section 3.

             3.          ELIGIBLE PARTICIPANTS.

                         3.1 EMPLOYEES  AND OFFICERS.  Employees and officers of
the Company (including officers who also serve as directors of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

                         3.2  CONSULTANTS.  Consultants  and  Advisors  who  are
natural persons and perform bona fide services to IBKC that are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for IBKC's securities, shall become eligible to receive Incentives under the Plan when designated by the Committee.

                         3.3  NEW  DIRECTORS.   An  individual  upon  his  first
election or appointment to the Board of Directors of IBKC or a subsidiary shall be eligible to receive stock options or restricted stock under the Plan, in amounts designated by the Committee, provided that, notwithstanding any other provision of the Plan to the contrary, the date of grant or award of any such Incentive shall be the date of such person's first election or appointment and, in the case of a stock option, the exercise price shall be the fair market value of the shares subject to such option on the date of such election or appointment.

             4.          SHARES SUBJECT TO THE PLAN

                         4.1 TYPE OF COMMON  STOCK.  The shares of Common  Stock
with  respect  to which  Incentives  may be  granted  under  the  Plan  shall be currently authorized but unissued shares or shares currently held or subsequently acquired by IBKC as treasury shares, including shares purchased in the open market or in private transactions.

                         4.2 MAXIMUM NUMBER OF SHARES.  Subject to the following
provisions of this Section 4, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 500,000 shares of Common Stock.

                         4.3 SHARE  COUNTING.  If  permitted by the Plan and the
Committee, any Incentive may be settled in cash rather than Common Stock. To the extent any shares of Common Stock covered by an Incentive are not delivered to a participant or beneficiary because the Incentive is forfeited or cancelled, or the shares of Common Stock are not delivered because the Incentive is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

                         4.4 ADJUSTMENT.  In the event of any  recapitalization,
stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this
Section 4 and the number of shares of Common Stock subject to outstanding Incentives shall be adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable, including adjustments to the exercise price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive in order to provide participants with the same relative rights before and after such adjustment.

             5. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from IBKC. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                         5.1  PRICE.  The  exercise  price  per  share  shall be
determined by the Committee, subject to adjustment under Section 4.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or in substitution for an outstanding award of a company acquired by IBKC or with which IBKC combines.

                         5.2  NUMBER.  The  number of  shares  of  Common  Stock
subject to the option shall be determined by the Committee, subject to the limitations and adjustments provided in Section 4 hereof.

                         5.3 DURATION AND TIME FOR EXERCISE.  Subject to earlier
termination as provided in Section 8.4 and 8.12, the term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Committee may accelerate the exercisability of any stock option at any time.

                         5.4  REPURCHASE.  Upon approval of the Committee,  IBKC
may repurchase all or a portion of a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (a) the Fair Market Value (as defined in Section 8.11) of the Common Stock subject to the option at the close of trading on the business day immediately preceding the date of purchase exceeds (b) the exercise price.

                         5.5  MANNER  OF   EXERCISE.   A  stock  option  may  be
exercised, in whole or in part, by giving written notice to IBKC, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; (d) if permitted by the Committee, delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by IBKC (with a copy to IBKC) to deliver promptly to IBKC the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                         5.6  REPRICING.  Except  for  adjustments  pursuant  to
Section 4.5, the exercise price for any outstanding option granted under the Plan may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to IBKC as consideration for the grant of a new option with a lower exercise price.

                         5.7 INCENTIVE STOCK OPTIONS.  Notwithstanding  anything
in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

                             (a) Any incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options;

                             (b) All incentive stock options must be granted within ten years from the date on which this Plan was adopted by the Board;

                             (c) Unless sooner exercised, all incentive stock options shall expire no later than ten years after the date of grant;

                             (d) No incentive stock option shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation; and

                             (e) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

             6.          RESTRICTED STOCK.

                         6.1 GRANT OF RESTRICTED  STOCK. The Committee may award
shares of restricted stock to such persons as it determines to be eligible pursuant to Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                         6.2 THE  RESTRICTED  PERIOD.  At the  time an  award of
restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). Each award of restricted stock may have a different Restricted Period. Unless otherwise provided in the Incentive Agreement, the Committee may in its discretion declare the Restricted Period terminated upon a participant's death, disability, retirement or involuntary termination and permit the sale or transfer of the restricted stock. The expiration of the Restricted Period shall also occur as provided under Section 8.12 upon a Change of Control of the Company.

                         6.3 ESCROW. The participant  receiving restricted stock
shall enter into an Incentive Agreement with IBKC setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with IBKC, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

                             The transferability of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the IBERIABANK Corporation 2001 Incentive Compensation Plan (the "Plan") and an agreement between the registered owner and IBERIABANK Corporation thereunder. Copies of the Plan and the agreement are on file and available for inspection at the principal office of the Company.

                         6.4 DIVIDENDS ON RESTRICTED STOCK. Any and all cash and
stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

                         6.5  FORFEITURE.  In the event of the forfeiture of any
shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 4.5 due to a recapitalization, stock split or other change in capitalization.

                         6.6   EXPIRATION   OF  RESTRICTED   PERIOD.   Upon  the
expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 6.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends other than those required by law, to the participant or the participant's estate, as the case may be.

                         6.7 RIGHTS AS A  SHAREHOLDER.  Subject to the terms and
conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

                         6.8  PERFORMANCE-BASED  RESTRICTED STOCK. The Committee
shall determine at the time of grant if a grant of restricted stock is intended to qualify as "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the restricted stock shall vest may include but shall not be limited to any or a combination of the following: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, return on equity, return on investment, cash provided by operating activities or increase in cash flow of the Company, a division of IBKC or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of restricted stock intended to qualify as "performance-based compensation," the grants of restricted stock and the establishment of performance measures shall be made during the period required under Section 162(m)

             7.          OTHER STOCK-BASED AWARDS.

                         7.1 GRANT OF OTHER STOCK-BASED AWARDS. The Committee is
authorized to grant "Other Stock-Based Awards," which shall consist of awards the value of which is based in whole or in part on the value of shares of Common Stock, that is not an instrument or award specified in Sections 5 or 6 of the Plan. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock ), as deemed by the Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of the Plan. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                         7.2  PERFORMANCE-BASED  OTHER STOCK-BASED  AWARDS.  The
Committee shall determine at the time of grant if the grant of an Other Stock-Based Award is intended to qualify as "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the Other Stock-Based Award shall vest may include but shall not be limited to any or a combination of the following: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, return on equity, return on investment, cash provided by operating activities or increase in cash flow of the Company, a division of IBKC or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Other Stock-Based Awards intended to qualify as "performance-based compensation," the grants of Other Stock-Based Awards and the establishment of performance measures shall be made during the period required under Section 162(m) of the Code.

             8.          GENERAL.

                         8.1 DURATION.  Subject to Section 8.10,  the Plan shall
remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

                         8.2 TRANSFERABILITY OF INCENTIVES. No Incentive granted
hereunder may be transferred, pledged, assigned or otherwise encumbered by the holder thereof except:

                             (a) by will;

                             (b) by the laws of descent and distribution;

                             (c) in the case of stock options only, if permitted by the Committee and so provided in the Incentive
         Agreement or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only members, or (v) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option.

Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive, or levy of attachment or similar process upon the Incentive not specifically permitted herein, shall be null and void and without effect.

                         8.3  DIVIDEND  EQUIVALENTS.  In the sole  and  complete
discretion of the Committee, an Incentive may provide the holder thereof with dividends or dividend equivalents, payable in cash, shares, other securities or other property on a current or deferred basis.


                         8.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.  If a
participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

                         8.5 ADDITIONAL CONDITION.  Anything in this Plan to the
contrary notwithstanding: (a) IBKC may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to IBKC a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time IBKC further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to IBKC.

                         8.6 INCENTIVE  AGREEMENTS.  The terms of each Incentive
shall be stated in an agreement or notice approved by the Committee.

                         8.7 WITHHOLDING.

                             (a) The Company shall have the right to withhold from any payments or stock issuances under the Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

                             (b) Any participant may, but is not required to, satisfy his or her withholding tax obligation in whole or in part by electing (the "Election") to have the Company withhold from the shares the participant otherwise would receive shares of Common Stock having a value equal to the minimum amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.

                         8.8 NO CONTINUED  EMPLOYMENT.  No participant under the
Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

                         8.9 DEFERRAL PERMITTED. Payment of cash or distribution
of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

                         8.10 AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board
may amend or discontinue the Plan at any time; provided, however, that no such amendment may

                             (a) without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan (iii) materially expand the classes of persons eligible to participate in the Plan, or (iv) amend Section 5.6 to permit repricing of options, or

                             (b) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all rights under Section 8.12 hereof.

                         8.11  DEFINITION OF FAIR MARKET VALUE.  Whenever  "Fair
Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the day preceding the date as of which fair market value is to be determined, (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the day preceding the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

                             (a) A Change of Control shall mean:

                                 (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30 percent of the outstanding shares of IBKC's Common Stock, provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                                   (A) any  acquisition of Common Stock directly
                             from IBKC,

                                   (B) any acquisition of Common Stock by IBKC,

                                   (C) any  acquisition  of Common  Stock by any
                             employee benefit plan (or related trust) sponsored or maintained by IBKC or any corporation controlled by IBKC, or

                                   (D) any  acquisition  of Common  Stock by any
                             corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 8.12(a); or

                                 (ii) individuals who, as of the date this Plan was adopted by the Board (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by IBKC's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                                 (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of IBKC or any direct or indirect subsidiary of IBKC), statutory share exchange or sale or other disposition of all or substantially all of the assets of IBKC (a "Business Combination"), in each case, unless, following such Business Combination,

                                   (A) all or substantially all of the individuals and entities who were the beneficial owners of IBKC's outstanding common stock and IBKC's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from such Business Combination (which, for purposes of this paragraph (A) and paragraphs (B) and (C), shall include a corporation which as a result of such transaction owns IBKC or all or substantially all of IBKC's assets either directly or through one or more subsidiaries), and

                                   (B) except to the extent that such  ownership
                             existed prior to the Business Combination, no person (excluding any entity resulting from such Business Combination or any employee benefit plan or related trust of IBKC or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20 percent or more of the combined voting power of the then outstanding voting securities of such corporation, and

                                   (C) at least a majority of the members of the
                             board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                                 (iv) approval by the shareholders of IBKC of a plan of complete liquidation or dissolution of IBKC.

                             (b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by IBKC without the necessity of action by any person.

                             (c) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections
         (iii) or (iv) of Section 8.12(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and (ii) of
         Section 8.12(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

                                 (i) require that all outstanding options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate,

                                 (ii) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),

                                 (iii) provide for mandatory conversion of some or all of the outstanding options held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option, as defined and calculated below, over the exercise price(s) of such options or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or

                                 (iv) provide that thereafter upon any exercise of an option the participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation share exchange or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options.

                                 (v) For the purposes of paragraph (iii) of this
         Section 8.12(c) the "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                                   (A)  the  per  share  price  to  be  paid  to
                             stockholders   of   IBKC   in  any   such   merger,
                             consolidation or other reorganization,

                                   (B)  the   price   per   share   offered   to
                             stockholders of IBKC in any tender offer or exchange offer whereby a Change of Control takes place,

                                   (C) in all  other  events,  the  Fair  Market
                             Value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options, or

                                   (D) if the consideration offered to stockholders of IBKC in any transaction described in this Section 8.12 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.


Approved by the Board of Directors                   ___________________, 2001

Approved by the Shareholders                         ___________________, 2001

                                                                       EXHIBIT B


                             IBERIABANK CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, the internal auditors, and the independent accountants.

ORGANIZATION

The Audit Committee shall be appointed annually by the Board of Directors. The Audit Committee shall be composed at least three, but not more than five, independent directors. Only independent directors may be members of the Audit Committee. An independent director is a director who:

         1) is not and has not been employed in an executive capacity of the bank for at least five years prior to election to the Audit Committee;

         2) is not a significant advisor or consultant to the bank, nor affiliated with any firm that is;

         3) is not affiliated with a significant customer or supplier of the bank;

         4)  does not have a personal services contract with the bank;

         5)  is  not   affiliated   with  a  tax-exempt   entity  that  receives
             significant contributions from the bank; and

         6) is not a spouse, parent, sibling, child or in-law of any person described in 1) through 5) or of any member of management.

At least one member of the committee shall have a background in financial reporting, accounting or auditing.

The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

COMMITTEE RESPONSIBILITIES

In meeting its responsibilities, the committee shall:

General

         1) Have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

         2) Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

         3) Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

         4)  Review and update the committee's charter.

         5) Perform such other functions assigned by law, the bank's charter or bylaws, or the Board of Directors.

         6) Meet with the bank's internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

Internal Controls and Risk Assessment

         1) Review and evaluate the effectiveness of the bank's process for assessing significant risks or exposures and the steps management has taken to minimize such risks.

         2) Consider and review with management, the independent accountants and the bank's internal auditors:

             o The effectiveness of or weaknesses in the bank's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

             o Any related significant findings and recommendations of the independent accountants and the bank's internal auditors together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

         3) Review with the bank's internal auditors and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

         4) Discuss with management, the bank's internal auditors, and independent public accountants, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

Financial Reporting

         1) Review filings with the SEC and other agencies and other published documents containing the bank's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

         2) Review with management and the independent accountants at the completion of the annual examination:

             o  The bank's annual financial statements and related footnotes.

             o The independent accountants' audit of the financial statements and his or her report thereon.

             o Any significant changes required in the independent accountants' audit plan.

             o Any serious difficulties or disputes with management encountered during the course of the audit.

             o The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

             o Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

             o  The   appropriateness   of   accounting   policies   and   their
                application.

         3) The Committee will receive and review a report on assessing internal control over financial reporting.

External Auditor

         1) Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

         2) Review the external auditors' identification of issues and business and financial risks and exposures.

         3) Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

         4) Instruct the independent accountants to communicate and to report directly to the audit committee any serious difficulties or disputes with management.

Internal Auditor

         1) Recommend to the Board of Directors the internal audit firm to be nominated, approve the compensation of the internal audit firm, and review and approve the discharge of the internal audit firm.

         2) Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

         3) Consider, in consultation with the bank's internal auditors, the audit scope and role of the internal auditors.

         4) Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the bank's overall business objectives and management's success and risk factors.

         5) Consider and review with management and the bank's internal auditors:

             o Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

             o Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

             o  Any changes required in the planned scope of their audit plan.

Compliance with Laws and Regulations

         1) Ascertain whether the bank has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

         2) Review with the bank's general counsel and others any legal, tax or regulatory matters that may have a material impact on bank operations and the financial statements, related bank compliance policies, and programs and reports received from regulators.

                                     PROXY
                             IBERIABANK CORPORATION

[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 7, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of IBERIABANK Corporation (Company) as of March 23, 2001, hereby appoints Daryl G. Byrd and Donald P. Lee, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Contemporary Arts Center, 900 Camp Street, New Orleans, Louisiana, on Monday, May 7, 2001 at 5:30 p.m., Central Time, and at any adjournment of, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:


                         Please be sure to sign and date
                          this Proxy in the box below.

                      ____________________________________
                                      Date

                      ____________________________________
                             Shareholder sign above

                      ____________________________________
                          Co-holder (if any) sign above




DIRECTORS    1. Election  of  directors  for  three-year  term  Nominees  for
RECOMMEND       three-year term  expiring in 2004:
---------
   FOR
                Elaine D. Abell, William H. Fenstermaker and Larrey G. Mouton

                                             With-               For All
                 [   ] For            [   ]  hold         [   ]  Except


               INSTRUCTION: To withhold authority to vote for any individual nominee, mark For All Except and write that nominees name in the space provided below.

--------------------------------------------------------------------------------


DIRECTORS    2. IBERIABANK Corporation 2001 Incentive Plan.
RECOMMEND
---------
  "FOR"          [   ] For            [   ]  Against      [   ]  Abstain



DIRECTORS    3. Shareholder proposal to amend the Bylaws.
RECOMMEND
---------
"AGAINST"        [   ] For            [   ]  Against      [   ]  Abstain


             4. In their  discretion,  any other business as may come before the meeting.

     SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED,THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE IBERIABANK CORPORATION 2001 INCENTIVE PLAN, AGAINST THE SHAREHOLDER PROPOSAL TO AMEND THE BYLAWS AND OTHERWISE AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

 Detach above card, sign, date and mail in postage paid envelope provided.

IBERIABANK CORPORATION

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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